SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           CURRENT REPORT ON FORM 8-K

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




                         Date of Report: October 1, 1996
                        (Date of Earliest event reported)


                         *******************************


                          MEDIZONE INTERNATIONAL, INC.

             (Exact name of Registrant as specified in its charter)




                           Nevada 2-93277-D 87-0412648
                        State of Commission IRS Taxpayer
                   Incorporation Registration No. I.D. Number



            123 East 54th Street, Suite 7B, New York, New York 10022
                     Address of Principal executive offices


                  Registrant's telephone number: (212) 421-0303

Item 6.   Registration of Registrant's Directors

     On October 1, 1996, Lawrence I. Sosnow submitted his resignation from the Board of Directors of Medizone International, Inc. (the "Registrant"), to be effective immediately. Mr. Sosnow's letter of resignation cited the "unanticipated areas of other business" as the reason for his resignation. Mr. Sosnow's letter went on to state that if his situation were to change, and it became possible for him to serve as a director in the future, that he would be pleased to again assume that position.

                                    SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned, one of its officers thereunto duly authorized.

Dated:  New York, NY
        October 1, 1996

                                                    MEDIZONE INTERNATIONAL, INC.



                                                    By: /s/Joseph S. Latino
                                                        Joseph S. Latino
                                                        President